Mark Mroczkowski
Executive Vice President & CFO
Sequiam Corporation
 Biometrics Is The Key

  Biometrics Is The Key…

                          To our business.
Sequiam Corporation develops and markets a portfolio of biometric fingerprint devices and software that enable users to gain access using their personal identity.
www.sequiam.com

Biometrics Is The Key…

                    To our strategy.
Our strategy is to sell B2B in support of consumer products.
We don’t always make the product but we always make it biometric.
www.sequiam.com

Biometrics Is The Key…

                    To our products.
♦
BioVault
Fingerprint only accessible
♦
BioLock
Biometric Deadbolt
♦
Universal Biometric Interface

Biometric Turn-key Solution
www.sequiam.com

Biometrics Is The Key…

              To our products.
♦
BioCareTrack
Home Health Care Fraud Prevention
♦
ScanQ
OEM USB Fingerprint Scanner
♦
Optical Sensors
Custom Sensor Solutions
www.sequiam.com

Biometrics Is The Key…

          To our products.
♦
BioTools SDK
Software Development Kits
♦
BioTime,
 Time & Attendance
♦
BioMail & BioWeb
Email & Web Access Control
www.sequiam.com

Biometrics Is The Key….

              To our products.
www.sequiam.com

Biometrics Is The Key….

   To our products’ features.
♦
Complete end-to-end solutions
♦
Tested reliability
♦
Affordable pricing
♦
Ease of use, installation and management
♦
Superior technological solutions
♦
Adaptable systems integration
www.sequiam.com

Biometrics Is The Key….

        To our proprietary IP.
Proprietary Intellectual Properties
♦
Optical sensor
♦
Matching algorithms
♦
Circuit board design
♦
Software development
♦
Hardware development
♦
Patents granted and pending
www.sequiam.com

Biometrics Is The Key….

              To our global reach.
♦
USA: HQ, R&D, engineering, software development, sales and administration.
♦
South Africa: software development  and sales.
♦
China: engineering, software development, sales and manufacturing.
♦
Taiwan: engineering, software development and sales.
♦
Switzerland: sales and final assembly.
www.sequiam.com

Biometrics Is The Key….
          To our people.
♦
Experienced management team
♦
Small efficient administrative staff
♦
Business development staff
♦
Fully dedicated engineers, programmers and biometric technicians and specialists
www.sequiam.com

Biometrics Is The Key….

              To our clientele.
♦
Kwikset Corp (Black & Decker)
♦
Changjiang Group
♦
Remington Arms Company
♦
Davenport Sales International
♦
Ford Motor Company, South Africa
♦
Shell Oil Company, South Africa
♦
Bank of Uganda
www.sequiam.com

Biometrics Is The Key….

              To our partners.
♦
National Rifle Association
♦
Analog Devices, Inc
♦
Fujitsu Microelectronics America, Inc
♦
Shanghai Changjiang Intelligence Information Technology LTD
♦
Quasar Group LLC
www.sequiam.com

Biometrics Is The Key….

              To our progress.
♦
Completed development stage
♦
Sales commencing in Q2 2006
♦
Rapid sales growth
♦
High profit margins
♦
Name brand clientele
♦
No reliance on government contracts
www.sequiam.com

Biometrics Is The Key….

              To our growth.
♦
First to market with consumer products
BioLock
BioVault
Biometric PDA
BioCareTrack
ScanQ
Bank Pod
www.sequiam.com

Biometrics Is The Key….

              To our growth.
♦
Strong demand for our consumer product
Affordable pricing
Ease of use
Reliability
High Quality
Brand recognition through partners
Consumer security concerns
www.sequiam.com

Biometrics Is The Key…

              To our growth.
♦
Sequiam is prepared to grow
Established manufacturing capabilities
Expanded R&D staff
Presently shipping BioVault, BioLock,
ScanQ, Sensors, BioCareTrack, BioTools, BioTime
Contracts in place with B&D, Kelimo,
Changjiang, Bank of Uganda,
Davenport and more in process
www.sequiam.com

Biometrics Is The Key….

              To profitability.
www.sequiam.com

Biometrics Is The Key….

              To our growth.
www.sequiam.com

Biometrics Is The Key….

              To our investors.
♦
OTC BB: SQUM
♦
Recent price $0.24
♦
52 week range $0.77 - $0.06
♦
Average volume 260,000
♦
Shares outstanding 66,526,416
♦
Market Cap  $16 million
www.sequiam.com

Biometrics Is The Key….

            That summarizes our
            future success.
♦
Affordable consumer driven products
♦
Proprietary intellectual properties
♦
Global resources and distribution
♦
Internationally recognized clients and partners
♦
Rapid sales growth beginning 2006
www.sequiam.com

Biometrics Is The Key….

        To Sequiam Corporation.

Safe Harbor Statement -- The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made on behalf of the company and its subsidiaries. All such forward-looking statements are, by necessity, only estimates of future results and actual results achieved by the company may differ materially from these statements due to a number of factors. Any forward-looking statements speak only as of the date made. Statements made in this presentation that are not purely historical are forward-looking statements, including any statements as to beliefs, plans, expectations, or intentions regarding the future. Risk factors that may cause results to differ from projections include, without limitation, loss of suppliers, loss of customers, inadequate capital, competition, loss of key executives, declining prices, and other economic factors. The company assumes no obligations to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such statements. You should independently investigate and fully understand all risks before making investment decisions.
www.sequiam.com

Biometrics Is The Key.
www.sequiam.com